UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 9, 2010
Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

001-33518	20-5164223
(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Offices) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) & (d)  Director Matters

At the regularly scheduled meeting of the Board of Directors (the “Board”) of FBR Capital Markets Corporation (the “Company”) on February 9, 2010 (the “Board Meeting”), Mr. Richard M. DeMartini, one of the Company’s directors and the Chairman of the Board’s Compensation Committee (the “Compensation Committee”), notified the Company that, due to time constraints resulting from other commitments, he is resigning as a director of the Company effective as of the date of the meeting.  Mr. DeMartini was elected to the Board as a director nominee designated by Crestview Partners.  Under the Amended and Restated Voting Agreement, dated as of May 20, 2009, between the Company and certain affiliates of Crestview Partners, Crestview Partners has a contractual right through such affiliates to designate two director nominees to stand for election to the Board.  In light of the foregoing, Crestview Partners designated Mr. Adam Klein, a Vice President of Crestview Partners, as a director nominee to replace Mr. DeMartini.  The Board, acting in accordance with the Company’s Amended and Restated Bylaws, elected Mr. Klein to the Board to fill the vacancy created by Mr. DeMartini’s resignation.   Mr. Klein will serve the remainder of Mr. DeMartini’s term and then, at the designation of Crestview Partners, will stand for reelection as a director nominee at the Company’s annual meeting tentatively scheduled to be held on June 3, 2010.  Mr. Klein’s committee assignments have not been determined at the time of this filing.  For further information regarding the Company’s relationship with Crestview Partners, including the above-referenced Amended and Restated Voting Agreement and the Professional Services Agreement, dated as of July 20, 2006, between the Company and Crestview Advisors, L.L.C., as well as Crestview Partners’ beneficial ownership of certain shares of the Company’s common stock, please see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.  Mr. Klein will not receive any compensation for his service as a member of the Board.

(e)           Certain Awards and Salary Modifications

Also at the Board Meeting, upon the recommendation of the Compensation Committee, the Board approved the following awards and salary modifications regarding the following named executive officers of the Company:

•
Richard J. Hendrix, our President and Chief Executive Officer, was awarded a 2009 bonus consisting of $1,139,750 in cash and 209,899 restricted stock units (“RSUs”) granted under the Company’s 2006 Long-Term Incentive Plan (the “LTIP”).  Each such RSU represents the right to receive one share of the Company’s common stock, par value $0.001 per share (“Common Stock”).  All such RSUs will, subject to certain restrictions, vest fully on the third anniversary of the date of the grant.  Separately, based on a review of Mr. Hendrix’s increased responsibilities and contributions to the Company as Chief Executive Officer, the benefits of further aligning Mr. Hendrix’s short and long term interests with those of the Company and shareholders and a review of Mr. Hendrix’s equity ownership as Chief Executive Officer of the Company, the Board also made a long term award to Mr. Hendrix consisting of the grant under the LTIP of 750,000 RSUs and 250,000 stock options.  Each such RSU represents the right to receive one share of Common Stock and each such stock option represents the right to purchase one share of Common Stock.  All such RSUs and options will, subject to certain restrictions, vest in three equal installments on the third, fourth, and fifth anniversaries of the date of the grants.  This award is a one time award and the grant of this award does not contemplate any additional awards in the future.

•
James C. Neuhauser, our Executive Vice President and Head of Investment Banking, was awarded a 2009 bonus consisting of $703,250 in cash and 129,512 RSUs granted under the LTIP .  Each such RSU represents the right to receive one share of Common Stock.  All such RSUs will, subject to certain restrictions, vest fully on the third anniversary of the date of the grant.  Separately, to further align his short and long term interests with those of the Company and shareholders, Mr. Neuhauser was also awarded a grant under the LTIP of 150,000 stock options, each of which represents the right to purchase one share of Common Stock, and all of which vest fully on the third anniversary of the date of the grant.  This award is a one time award and the grant of this award does not contemplate any additional awards in the future.  In addition, Mr. Neuhauser’s annual salary was increased from $250,000 per year to $500,000 per year.

•
Jonathan L. Billings, our Executive Vice President and Head of Institutional Brokerage, was awarded a 2009 bonus consisting of $703,250 in cash and 129,512 RSUs granted under the LTIP.  Each such RSU represents the right to receive one share of Common Stock.  All such RSUs will, subject to certain restrictions, vest fully on the third anniversary of the date of the grant.  Separately, to further align his short and long term interests with those of the Company and shareholders, Mr. Billings was also awarded a grant under the LTIP of 150,000 stock options, each of which represents the right to purchase one share of Common Stock, and all of which vest fully on the third anniversary of the date of the grant.  This award is a one time award and the grant of this award does not contemplate any additional awards in the future. In addition, Mr. Billings’ annual salary was increased from $250,000 per year to $500,000 per year.

•
Bradley J. Wright, our Executive Vice President and Chief Financial Officer, was awarded a 2009 bonus consisting of $393,600 in cash and 13,741 RSUs granted under the LTIP.  Each such RSU represents the right to receive one share of Common Stock.  12,366 RSUs will, subject to certain restrictions, vest in three equal installments on the first, second, and third anniversaries of the date of the grant.  1,375 RSUs will, subject to certain restrictions, vest fully on the third anniversary of the date of the grant.  In addition, Mr. Wright’s annual salary was increased from $250,000 per year to $375,000 per year.

•
William J. Ginivan, our Executive Vice President and General Counsel, was awarded a 2009 bonus consisting of $232,800 in cash and 11,909 RSUs granted under the LTIP.  Each such RSU represents the right to receive one share of Common Stock.  10,718 RSUs will, subject to certain restrictions, vest in three equal installments on the first, second, and third anniversaries of the date of the grant.  1,191 RSUs will, subject to certain restrictions, vest fully on the third anniversary of the date of the grant.

The form of award agreement for RSUs, other than for the additional award of 750,000 RSUs to Mr. Hendrix, is attached as Exhibit 10.1 hereto and incorporated herein by reference.  The form of award agreement for stock options, other than for the additional award of 250,000 stock options to Mr. Hendrix, is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated August 21, 2008 and incorporated herein by reference.   The award agreements for the additional awards of 750,000 RSUs and 250,000 stock options to Mr. Hendrix are attached as Exhibits 10.2 and 10.3 hereto, respectively, and incorporated herein by reference.

(e)           Amendment to the 2010 Partner Leveraged Stock Purchase Program

At the Board Meeting, upon the recommendation of the Compensation Committee, the Board adopted the amendment and restatement of the 2010 Partner Leveraged Stock Purchase Program, to be effective 15 days after its submission to NASDAQ in accordance with the rules thereof (as so amended and restated, the “Program”), and which originally had become effective as of December 17, 2009, in order to allow the Chief Financial Officer of the Company and the General Counsel of the Company (each an “Eligible Executive Officer” and, collectively, the “Eligible Executive Officers”), but not any other executive officers of the Company, to participate in the Program.  Other employees of the Company and of certain subsidiaries and affiliates of the Company that are not executive officers of the Company and that are selected by the Compensation Committee previously had been, and continue to be, eligible to participate in the Program.

Under the Program, employees may receive the opportunity to purchase shares (“Shares”) of Common Stock on one or more purchase dates (each, a “Purchase Date”) within one or more of four one-month purchase periods (each, a “Purchase Period”) selected by the Compensation Committee.  The related purchase price (the “Purchase Price”) will equal the greater of the closing sale price or the consolidated closing bid price of one Share on The NASDAQ Global Select Market on the trading date immediately preceding a particular Purchase Date.  A total of 1,250,000 Shares is authorized for purchase under the Program, subject to adjustment in the case of changes in corporate structure and similar events affecting the Shares or the value thereof.

Each employee that participates in the Program is initially granted the opportunity to purchase either 25,000 Shares or 50,000 Shares, as determined by the Compensation Committee.  If, as of a date in the final Purchase Period to be specified by the  Compensation Committee, the employees have not elected to exercise the opportunity to purchase all of the Shares available under the Program, the Compensation Committee may grant the opportunity to purchase the remaining Shares on a pro rata basis to the employees who have purchased or elected to purchase the maximum number of Shares otherwise allowed to be purchased by such employees, until all Shares available under the Program have been purchased.  An employee’s opportunity to purchase Shares under the Program will be forfeited upon the occurrence of either of the following events:  (i) the employee voluntarily terminates his or her employment with the Company; or (ii) the employee’s employment is involuntarily terminated for Cause (as defined in the Program) by the Company.  An employee’s opportunity to purchase Shares under the Program will not be forfeited in the event of an employee’s termination (i) involuntarily other than for Cause by the Company, (ii) by reason of the employee’s death or Disability (as defined in the Program), or (iii) voluntarily by the employee upon retirement.  In the event of death or Disability, the opportunity to purchase Shares under the Program held by the employee will immediately vest and become exercisable.  Although the Program also allows for full-recourse secured loans (“Program Loans”) to be made by the Company to certain employees for up to 50% of the aggregate purchase price of the Shares to be purchased on a particular Purchase Date by such employees under the Program, the Eligible Executive Officers are not eligible to receive Program Loans.

In connection with the Program, the Company also will grant a non-qualified stock option (an “Option”) under the LTIP to each employee as of each Purchase Date.  Such Option (i) will vest and become exercisable on the third anniversary of such Purchase Date, (ii) will have an exercise price per Share equal to the Purchase Price per Share on such Purchase Date, (iii) will give an employee who is not an executive officer of the Company the right to purchase two additional Shares for each Share purchased by the employee under the Program on such Purchase Date, and (iv) will give an employee who is an Eligible Executive Officer the right to purchase three additional Shares for each Share purchased by the employee under the Program on such Purchase Date.  Each such Option will be subject to such additional terms and conditions, not inconsistent with the provisions of the LTIP, as the Compensation Committee shall deem appropriate.  If a Sale (as defined in the Program) occurs before the expiration of the employee’s  rights under an Option and such Sale triggers an Option Reduction (as defined in the Program) with respect to such employee, such Option Reduction shall result in an immediate reduction in the number of Shares purchasable under an Option, whether vested or not vested, previously granted to the employee who made such Sale.  The amount of the Option Reduction upon each such Sale shall equal (a) (i) 2 in the case of an employee who is not an executive officer of the Company and (ii) 3 in the case of an employee who is an Eligible Executive Officer, multiplied by (b) the lesser of (i) the number of Shares involved in such Sale and (ii) the amount by which the aggregate number of Shares deemed to be held by the employee immediately after the Sale is less than the minimum number of Shares established for the employee under guidelines established by the Board specifying stock ownership levels (the “Share Minimum”), provided that (x) if a Sale occurs before the employee’s Share Minimum has been established, then the amount of the Option Reduction upon such Sale shall equal 2 (3 if the employee is an Eligible Executive Officer) multiplied by the number of Shares involved in the Sale, and (y) if the Company and the employee have entered into more than one stock option agreements evidencing any Option granted by the Compensation Committee to an employee under the LTIP in connection with a purchase of Shares by such employee under the Program that contains Option Reduction provisions, upon each Sale triggering an Option Reduction, such Option Reduction shall be applied to reduce the number of Shares purchasable under such stock option agreements in the chronological order in which the Company and employee entered into such stock option agreements.

The preceding description of the Program is qualified entirely by reference to the Program, which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

The matters set forth in this Current Report on Form 8-K will be more fully described in the Company’s Definitive Proxy Statement for its 2010 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit Number	Description

10.1	Form of LTIP RSU Award Agreement
10.2	RSU Award Agreement, dated February 9, 2010, from FBR Capital Markets Corporation to Richard J. Hendrix
10.3	Stock Option Agreement, dated February 9, 2010, between FBR Capital Markets Corporation and Richard J. Hendrix
10.4	FBR Capital Markets Corporation 2010 Partner Leveraged Stock Purchase Program, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation

Date: February 16, 2010	By:	/s/ Bradley J. Wright
Bradley J. Wright
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of LTIP RSU Award Agreement
10.2	RSU Award Agreement, dated February 9, 2010, from FBR Capital Markets Corporation to Richard J. Hendrix
10.3	Stock Option Agreement, dated February 9, 2010, between FBR Capital Markets Corporation and Richard J. Hendrix
10.4	FBR Capital Markets Corporation 2010 Partner Leveraged Stock Purchase Program, as amended and restated